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                                                                    EXHIBIT 10.1

                                COST PLUS, INC.
                            1995 STOCK OPTION PLAN
                          (Adopted November 1, 1995)
                            (Amended July 23, 1996)
                          (Amended October 15, 1996)
                           (Amended April 21, 1997)
                          (Amended February 12, 1998)
                            (Amended June 18, 1998)
                            (Amended June 15, 1999)
                            (Amended June 22, 2000)
                            (Amended June 26, 2001)

     1.   Purpose.
          -------

          The purpose of this Plan is to strengthen Cost Plus, Inc., a California corporation (the "Company"), by providing an incentive to selected officers and other key employees and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to selected officers and other key employees of the Company and its subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of options to purchase Common Stock of the Company.

     2.   Definitions.
          -----------

          For purposes of the Plan:

          2.1 "Affiliate" means (i) with respect to any Person which is not a natural person, any other Person that directly or indirectly through one or more intermediaries controls, or is controlled by or under common control with, such Person; and (ii) with respect to any Person who is a natural person, any of the following: (x) any spouse, parent, child, brother or sister of such Person or any issue of the foregoing (as used in this definition, issue shall include persons legally adopted into the line of descent), (y) a trust solely for the benefit of such Person or any spouse, parent, child, brother or sister of such Person or for the benefit of any issue of the foregoing or (z) any corporation or partnership which is controlled by such Person, or by any spouse, parent, child, brother or sister of such Person or by any issue of the foregoing.

          2.2 "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

          2.3  "Board" means the Board of Directors of the Company.

          2.4 "Cause" unless otherwise defined in the Agreement evidencing a particular Option, means an Eligible Individual's (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) engaging in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries thereof which
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transaction is adverse to the interests of the Company or any of its
Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

          2.5 "Change in Capitalization" means any change in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, stock dividend, stock split or reverse stock split.

          2.6 "Change of Control" means the occurrence of any of the following events:

               (i) The acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities;

               (ii) A change in the composition of the Board of Directors of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual not otherwise an Incumbent Director whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

               (iii) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the approval by the stockholders of the Company of a plan of complete liquidation of the Company or of an agreement for the sale or disposition by the Company of all or substantially all the Company's assets;

               (iv) The sale of all or substantially all of the assets of the Company determined on a consolidated basis; or

               (v)   The complete liquidation or dissolution of the Company.

          2.7  "Code" means the Internal Revenue Code of 1986, as amended.

          2.8 "Committee" means a committee, as described in Section 3.1, appointed by the Board to administer the Plan and to perform the functions set forth herein.

          2.9  "Company" means Cost Plus, Inc., a California corporation.

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          2.10 "Controlling Shareholders" means Internationale Nederlanden
(U.S.) Capital Corporation and Pearl Street L.P., collectively.

          2.11 "Disability" means a physical or mental infirmity that impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

          2.12 "Eligible Individual" means any director, officer or employee of the Company or a Subsidiary, or any consultant or advisor.

          2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.14 "Fair Market Value" means on any date, (i) with respect to any stock or other security (including, without limitation, the Shares) (a) if such security is listed or admitted to trading on a national securities exchange or the Nasdaq National Market of the National Association of Securities Dealers Automated Quotation System, the closing price of such security (or the closing bid, if no sales were reported), as quoted on such system or exchange or the exchange with the greatest volume of trading in such security for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Committee deems reliable, (b) if such securities are not listed or admitted to trading, the arithmetic mean of the closing bid price and the closing asked price on such date as quoted on such other market in which such prices are regularly quoted, or (c) if there have been no published bid or asked quotations with respect to such security on such date, the Fair Market Value shall be the value established by the Committee in good faith and, in the case of securities relating to an Incentive Stock Option, in accordance with Section 422 of the Code, and (ii) with respect to all other property and consideration, the value conclusively determined in good faith by the Committee in its sole discretion. Any determination made by the Committee hereunder shall be final, binding and non-appealable.

          2.15 "First Vesting Date" means, (i) as to Options granted prior to June 30, 1996, the earlier to occur of June 30, 1997 and the first anniversary of the Company's Initial Public Offering, and (ii) as to each Option granted on or after June 30, 1996, the first anniversary of the Grant Date for such Option.

          2.16 "Grant Date" means with respect to each Option, the Grant Date as defined in the applicable Agreement.

          2.17 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

          2.18 "Independent Third Party" means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Shares on a fully diluted basis (a "5% Owner"), and any Person who is not an Affiliate of a 5% Owner.

          2.19 "Initial Public Offering" means the consummation of the first public offering of Shares pursuant to one or more effective registration statements under the Securities Act (other

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than registrations on Form S-8 or Form S-4 or any other registration statement used for a business combination or any successor form to any such Forms) ("Registration Statements").

          2.20 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

          2.21 "Option" means an option to purchase Shares granted pursuant to the Plan.

          2.22 "Optionee" means a person to whom an Option has been granted under the Plan.

          2.23 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

          2.24 "Own" or any derivation thereof means beneficial ownership as defined in Rule 13d-3 promulgated under the Exchange Act.

          2.25 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

          2.26 "Per Share Option Price" means, with respect to each Option, the per share exercise price with respect to such Option.

          2.27 "Person" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

          2.28 "Plan" means this Cost Plus, Inc. 1995 Stock Option Plan.

          2.29 "Pooling Period" means, with respect to a Pooling Transaction, the period ending on the first date on which the combined entity resulting from such Pooling Transaction publishes combined operating results for at least thirty (30) days.

          2.30 "Pooling Transaction" means an acquisition of the Company in a transaction which is treated as a "pooling of interests" under generally accepted accounting principles.

          2.31 "Securities Act" means the Securities Act of 1933, as amended.

          2.32 "Shares" means the common stock, par value $.01 per share, of the Company.

          2.33 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

          2.34 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

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          2.35 "Ten-Percent Shareholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

     3.   Administration.
          --------------

          3.1  The Plan shall be administered as follows:

               (a) The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. Except as otherwise provided in the Company's Articles of Incorporation or Bylaws, a quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Except as otherwise provided in the Company's Articles of Incorporation or Bylaws, any decision or determination reduced to writing and signed by the requisite number of the members of the Committee shall be as fully effective as if made by the vote of the requisite number of members at a meeting duly called and held.

               (b)  Procedure.
                    ---------

                     (i)   Multiple Administrative Bodies. The Committee shall
                           ------------------------------
be composed of the Board or a committee of the Board. The Plan may be administered by different Committees with respect to different Optionees.

                    (ii)   Section 162(m). To the extent that the Board
                           --------------
determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more Outside Directors.

                   (iii)   Rule 16b-3. To the extent desirable to qualify
                           ----------
transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                    (iv)   Other Administration. Other than as provided above,
                           --------------------
the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

               (c) No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any action in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

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          3.2  Subject to the express terms and conditions set forth herein, the
Committee shall have the power from time to time:

               (a) to determine those Eligible Individuals to whom Options shall be granted under the Plan and, subject to Section 5.2, the number of Shares subject to each Option to be granted, to prescribe the terms and conditions (which need not be identical) of each such Option, including the Fair Market Value on any date, the Per Share Option Price for the Shares subject to each Option in accordance with Section 5.3, and to make any amendment or modification to any Agreement, including the acceleration of vesting, consistent with the terms of the Plan;

               (b) to construe and interpret the Plan and the Options granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law, including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees, and all other persons having any interest therein;

               (c) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

               (d) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

               (e) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     4.   Stock Subject to the Plan.
          -------------------------

          (a) The maximum number of Shares that may be made the subject of Options granted under the Plan shall be 5,068,006 Shares, less the aggregate number of Shares from time to time (i) subject to options outstanding under the Cost Plus, Inc. 1994 Stock Option Plan (the "1994 Option Plan") or (ii) issued upon exercise of options granted under the 1994 Option Plan. Options to be granted under the Plan shall be granted under the Form of Cost Plus, Inc. 1995 Stock Option Plan Incentive Stock Option Agreement attached as Exhibit A-1 or
                                                               -----------
Nonqualified Stock Option Agreement attached as Exhibit A-2, which forms of
                                                -----------
agreement may be modified or amended by the Committee from time to time so long as any such modified or amended agreement is not inconsistent with any provision of the Plan.

          (b) Upon a Change in Capitalization, the number of Shares set forth in this Section 4 and in Section 5 shall be adjusted in number and kind pursuant to Section 6.

          (c) Upon the granting of an Option, the number of Shares available for the granting of further Options shall be reduced by the number of Shares in respect of which the Option

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is granted. Whenever any outstanding Option or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect thereof, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option shall again be available for the granting of Options by the Committee under the terms of the Plan.

          (d) The Board shall reserve for the purpose of the Plan, out of its authorized but unissued Shares, 5,068,006 Shares, less the aggregate number of Shares from time to time (i) subject to options outstanding under the 1994 Option Plan or (ii) issued upon exercise of options granted under the 1994 Option Plan.

     5.   Option Grants for Eligible Individuals.
          --------------------------------------

          5.1  Authority of Committee.  Except as otherwise expressly provided
               ----------------------
in this Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall
                                    -----------------
receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

          5.2  Eligibility.
               -----------

               (a) No Eligible Individual may be granted, in any fiscal year of the Company, Options to purchase more than 397,983 Shares; provided that the limitation set forth in this Section 5.2(a) shall only apply to Options granted after the Company's Initial Public Offering. If an Option is cancelled (other than in connection with a Change of Control), the cancelled Option will be counted against the limit set forth in this Section 5.2(a). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

               (b) Each Option shall be designated in the Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market
Value:

                     (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

                    (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this Section 5.2(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          5.3  Option Exercise Price.  The Per Share Option Price for the Shares
               ---------------------
to be issued pursuant to exercise of an Option shall be such price as is determined by the Committee, but shall be subject to the following:

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               (a)  In the case of an Incentive Stock Option granted to an
Eligible Individual who, at the time of the grant of such Incentive Stock Option, is a Ten-Percent Shareholder, the Per Share Option Price shall be no less than 110% of the Fair Market Value per Share on the Grant Date.

               (b) In the case of an Incentive Stock Option granted to any Eligible Individual other than a Ten-Percent Shareholder, the Per Share Option Price shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

          5.4  Duration of Options.
               -------------------

               (a)  Maximum Duration. Each Option granted hereunder shall be for
                    ----------------
a term of not more than ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder). The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

               (b)  Termination of Employment.
                    -------------------------

                     (i)  Death, Disability or Retirement. In the event the
                          -------------------------------
Optionee's employment with or service as a consultant to or director of the Company is terminated as a result of Disability or death or the voluntary retirement of the Optionee at or after age 65 (or age 55 with Company consent) ("Retirement") or the Optionee dies within the thirty (30) day period described in Section 5.4(b)(iii) below, the Optionee or, in the case of the Optionee's death, Optionee's legal representatives, may at any time within one (1) year after his or her termination, exercise any Options then held by the Optionee to the extent, but only to the extent, that such Options or portions thereof are exercisable on the date of such termination, after which time such Options shall terminate in full; provided, however, that if the employment of an Optionee is terminated as a result of Disability that does not qualify as a "permanent and total disability" as defined in Code Section 22(e)(3) and the regulations thereunder, Incentive Stock Options held by the Optionee shall be treated as Nonqualified Stock Options as of the date that is three (3) months and one (1) day following such termination of employment. Any portion of an Incentive Stock Option granted to an Optionee which is not exercised within the three (3) month period following the Optionee's Retirement shall thereafter cease to be an Incentive Stock Option and shall be treated as a Nonqualified Stock Option. In the event of an Optionee's termination of employment due to death as described in this Section, all Options held by the Optionee shall be exercisable, even as to Shares previously unvested, by the legatee or legatees under the Optionee's will, or by the Optionee's personal representatives or distributees and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein. Notwithstanding anything else in this Section, the Committee may, in its discretion, provide in the Agreement that any Options held by Optionee on the date Optionee's employment with or service as a consultant or director of the Company terminates as a result of Disability or Retirement shall become fully vested and exercisable as of such termination date.

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

                    (ii)  Cause. In the event Optionee's employment with or
                          -----
service as a consultant to or director of the Company is terminated for Cause, all Options held by the Optionee shall terminate on the date of the Optionee's termination whether or not exercisable.

                   (iii)  Other Termination.  If Optionee's employment with or
                          -----------------
service as a consultant to or director of the Company is terminated for any reason other than Disability, death, Retirement or Cause (including the Optionee's ceasing to be employed by or a consultant to or director of a Subsidiary or division of the Company or any Subsidiary as a result of the sale of such Subsidiary or division or an interest in such Subsidiary or division), the Optionee may at any time within thirty (30) days after such termination, exercise any Options held by the Optionee to the extent, but only to the extent, that such Options or portions thereof are exercisable on the date of the termination, after which time such Options shall terminate in full.

          5.5  Vesting.  Unless otherwise provided for by the Committee in an
               -------
Agreement and subject to Section 5.10, each Option shall become vested and exercisable as to 25% of the aggregate number of Shares covered by the Option on the First Vesting Date, and as to an additional 25% of the aggregate number of Shares covered by the Option on each of the first, second and third anniversaries of the First Vesting Date. Any fractional number of Shares resulting from the application of the vesting percentage shall be rounded to the next higher whole number of Shares. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date an Option expires or terminates. Notwithstanding the foregoing (or any other provision to the contrary contained in the Plan or any Agreement) all outstanding Options shall immediately become fully (100%) vested and exercisable upon a Change of Control. In addition, the Committee may accelerate the exercisability of any Option or portion thereof at any time.

          5.6  Modification.  No modification of an Option shall adversely alter
               ------------
or impair any rights or obligations under the Option without the Optionee's consent.

          5.7  Nontransferability.  Unless otherwise provided by the Committee
               ------------------
in an Agreement, no Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code. An Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

          5.8  Method of Exercise.  The exercise of an Option shall be made only
               ------------------
by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash, (ii) check, (iii) transferring Shares to the Company upon such terms and conditions as determined by the Committee or (iv) pursuant to a cashless exercise providing for the exercise of the Option and sale of the underlying Shares by a designated broker and delivery of the Shares by the Company to such

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broker. Cashless exercises shall be subject to such procedures as may be established from time to time by the Committee in its sole discretion. The Committee shall have discretion to determine at the time of grant of each Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Option. With respect to the transfer of Shares to the Company as payment, in part or in whole, of the exercise price (i) any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option; and (ii) any Shares acquired upon the exercise of an option must have been owned by the Optionee for more than six months prior to such transfer. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest whole number of Shares.

          5.9  Rights of Optionees.  No Optionee shall be deemed for any purpose
               -------------------
to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a shareholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

          5.10 Change of Control.
               -----------------

               (a) In the event of a Change of Control, each outstanding Option shall become fully (100%) vested and exercisable. In addition, at the election of the Company the following shall occur:

                    (A) (i) each Option shall be deemed to have been exercised to the extent it had not been exercised prior to that date, (ii) the Shares issuable in connection with the deemed exercise of each Option shall be issued to and in the name of the acquiror of the Company, if any, and (iii) in respect of each Share issued in connection with the deemed exercise of an Option, the Optionee shall receive a per Share payment equal to the number (or amount) and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in connection with the Change of Control, reduced by the Per Share Option Price, or

                    (B) immediately after each outstanding Option has become fully (100%) vested it shall be terminated in exchange for a per share payment for each Share then subject to such Option equal to the number (or amount) and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in connection with the Change of Control, reduced by the Per Share Option Price, or

                    (C) in the event of a Change of Control that is consummated pursuant to a merger, consolidation or reorganization (a "Transaction"), each outstanding Option shall become fully (100%) vested and exercisable, and the Plan and the outstanding Options shall continue in effect in accordance with their respective terms and each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Option, upon exercise of such Option, the same number (or amount) and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in connection with the Transaction in respect of a Share.

               (b) Any sale of Shares by any Optionee in any Change of Control shall be for the same consideration per share, on the same terms and subject to the same conditions as the sale by the shareholders of the Company.

               (c) For all purposes of the Plan, the value of stock, securities, property or other consideration shall be the Fair Market Value of such stock, securities, property or other consideration as determined in accordance with
Section 2.13.

               (d) With respect to Incentive Stock Options granted prior to February 12, 1998, in the event of a Change of Control as described in Sections
2.6 (iii), (iv) and (v), the Optionee shall sell his or her Shares and, if shareholder approval of the transaction is required and if the Company receives an opinion of an independent, nationally recognized investment banking firm retained by the Board to the effect that the consideration to be received in such Sale of the Company, as the case may be, is fair to the shareholders of the Company, shall vote his or her Shares in favor thereof, and waive any dissenters' rights, preemptive rights, appraisal rights or similar rights, as the case may be. (The fees and expenses incurred in obtaining such opinion shall be borne by the Company.)

               (e) With respect to Incentive Stock Options granted prior to February 12, 1998, in any case, in the event of a Change of Control as described in Sections 2.6(iii), (iv) and (v) (a "Sale of the Company"), the payment made to each Optionee shall be further reduced by an amount equal to the Optionee's proportionate share of the expenses of sale incurred by the Controlling Shareholders in connection with the Sale of the Company. In any Sale of the Company, at the request of the Controlling Shareholders or the Company, each Optionee shall execute and deliver a counterpart of an agreement pursuant to which such Optionee agrees to sell its Shares in the Sale of the Company, provided that such Optionee shall not be required to make, in connection with
--------
such Sale of the Company, any representations and warranties with respect to the Company or its business or with respect to any other Optionee or selling shareholder. In addition, each Optionee shall be responsible for such Optionee's proportionate share of the expenses of sale incurred by the selling shareholders in connection with the Sale of the Company and the obligations and liabilities (including obligations and liabilities for indemnification (including indemnification obligations and liabilities for (x) breaches of representations and warranties made by the Company or any other Optionee or selling shareholder with respect to the Company or its business, (y) breaches of covenants and (z) other matters), amounts paid into escrow and post-closing purchase price adjustments) incurred by the selling shareholders in connection with the Sale of the Company; provided that (i) without the written consent of such Optionee, the
             --------
amount of such obligations and liabilities shall not exceed the gross proceeds received by such Optionee in such Sale of the Company (provided that to the
                                                       --------
extent the proceeds received by the Optionee in such Sale of the Company are reduced by the Per Share Option Price, the "gross proceeds received by such Optionee" shall be deemed to mean the sum of such proceeds plus the Per Share Option Price for purposes of this Plan) and (ii) such Optionee shall not be responsible for the fraud of any other

Optionee or selling shareholder or any indemnification obligations and liabilities for breaches of representations and warranties made by any other Optionee or selling shareholder with respect to such other Optionee's or selling shareholder's ownership of and title to shares of capital stock of the Company, organization and authority. In connection with a Sale of the Company, and subject to Section 5.10(b) and Section 5.10(c) hereof, each Optionee shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments and documents as the Company or the Controlling Shareholders reasonably may request in connection with such Sale of the Company.

     6.   Adjustment Upon Changes in Capitalization.
          -----------------------------------------

          (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan, (ii) the maximum number of Shares with respect to which Options may be granted to any Eligible Individual during the term of the Plan, and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan, and the purchase price therefor, if applicable.

          (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

          (c) If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Option prior to such Change in Capitalization.

     7.   Termination and Amendment of the Plan.
          -------------------------------------

          The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that, except
                                                --------  -------
with the consent of the Optionee, no such amendment, modification, suspension or termination shall impair or adversely alter any Options theretofore granted under the Plan, nor shall any amendment, modification, suspension or termination deprive any Optionee of any Shares which he or she may have acquired through or as a result of the Plan. To the extent necessary and desirable to comply with the Code or any other applicable laws, the Company shall obtain shareholder approval of any amendment to the Plan.

     8.   Non-Exclusivity of the Plan.
          ---------------------------

          The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     9.   Limitation of Liability.
          -----------------------

          As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

               (i) give any person any right to be granted an Option other than at the sole discretion of the Committee;

               (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

               (iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

               (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

     10.  Regulations and Other Approvals: Governing Law.
          ----------------------------------------------

          10.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of California without giving effect to conflicts of law principles.

          10.2 The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules, and regulations, including all applicable federal and state securities laws and all applicable stock exchange rules, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

          10.3 It is intended that from and after the date that any class of equity securities of the Company are registered under Section 12 of the Exchange Act, the Plan shall be administered in compliance with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

          10.4 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

          10.5 Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no such Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions other than as acceptable to the Committee.

          10.6 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder and to the effect set forth in Section 14 of the Agreement. The certificates evidencing any of such Shares shall bear an appropriate legend to reflect their status as restricted securities as aforesaid.

     11.  Miscellaneous.
          -------------

          11.1 Multiple Agreements.  The terms of each Option may differ from
               -------------------
other Options granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Individual.

          11.2 Withholding, of Taxes.
               ---------------------

               (a) At such times as an Optionee recognizes taxable income in connection with the receipt of Shares, cash or other consideration hereunder (a "Taxable Event"), the Optionee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance or the payment of such Shares, cash or other consideration. The Company shall have the right to deduct from any payment of cash to an Optionee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the sole discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Section 11.2 or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

               (b)  If an Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

     12.  Effective Date.
          --------------

          The Plan shall become effective upon its adoption by the Board of Directors of the Company; provided that continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is so adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Shares are listed.

     13.  Termination of Existing Option Plan.
          -----------------------------------

          At such time as this Plan shall become effective and shall have been approved by the shareholders as required by Section 12, the 1994 Stock Option Plan shall terminate and the Shares allotted for stock option grants under the 1994 Option Plan, other than Shares that are the subject of outstanding options granted under the 1994 Option Plan, and any Shares which become available due to the forfeiture, expiration or other termination of any option, or portion thereof, outstanding under the 1994 Option Plan, shall not be available for the granting of any further options or other awards under the 1994 Option Plan or any other option or stock incentive plan or arrangement of the Company. Each option outstanding under the 1994 Option Plan shall remain outstanding and shall continue to be subject to the terms of the applicable agreement evidencing the grant of such option and the terms of the 1994 Option Plan.